UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2015

EVERTEC, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico	001-35872	66-0783622
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Cupey Center Building, Road 176 Kilometer 1.3, San Juan, Puerto Rico	00926
(Address of principal executive offices)	(Zip Code)

(787) 759-9999

(Registrant’s telephone number, including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Frank G. D’Angelo’s appointment as Interim Chief Executive Officer of EVERTEC, Inc. (the “Company”) ended on March 31, 2015 as scheduled in accordance with the Company’s previously announced plans. Mr. D’Angelo remains Chairman of the Company’s Board of Directors (the “Board”).

(c)

The appointment of Morgan M. Schuessler, Jr. as President and Chief Executive Officer of the Company became effective on April 1, 2015 as scheduled in accordance with the Company’s previously announced plans.

(d)

The appointment of Mr. Schuessler as a member of the Board became effective on April 1, 2015 as scheduled in accordance with the Company’s previously announced plans.

(e)

On April 1, 2015, Mr. Schuessler and EVERTEC Group, LLC, the Company’s primary operating subsidiary, entered into an amendment to Mr. Schuessler’s employment agreement to reflect certain adjustments to the terms of the restricted stock unit grants contemplated by the employment agreement. The employment agreement, as previously in effect, contemplated a restricted stock unit grant on April 1, 2015 (the “First Grant”) and an additional restricted stock unit grant on or about April 15, 2015 (the “Second Grant”). The amendment provides that each of the First Grant and Second Grant will be made within ten business days of April 1, 2015. The value of the First Grant and Second Grant remains $2,000,000 and $1,950,000, respectively, but the actual number of restricted stock units granted will be determined as of the grant date. The amendment (i) adjusts the portion of the Second Grant that will be subject to a performance-based vesting schedule from 75% of the Second Grant to 50%; (ii) increases the maximum number of restricted stock units that may be earned with respect to the performance-based portion of the Second Grant from 150% of the target number to 200%; and (iii) changes the vesting dates for the portion of the Second Grant that is subject to a time-based vesting schedule from the first three anniversaries of the grant date to January 1, 2016, January 1, 2017 and January 1, 2018.

The other terms of Mr. Schuessler’s employment agreement are the same in all material respects as those described in the Company’s Current Report on Form 8-K filed with the SEC on November 21, 2014 and the Company’s Current Report on Form 8-K filed with the SEC on December 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc. (Registrant)

Date: April 6, 2015	By:	/s/ Arturo Díaz-Abramo
		Name:	Arturo Díaz-Abramo
		Title:	Senior Vice President